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                                                                   EXHIBIT 10(N)

                            FIRST AMENDMENT TO LEASE


     THIS FIRST AMENDMENT TO LEASE (the "First Amendment") is made as of the 18th day of June, 1999, by and between North Queen Street LP, a Massachusetts limited partnership, having a principal address of 5 Campanelli Circle, Canton' Massachusetts 02021 ("Landlord") and Organogenesis Inc., a Delaware corporation having a principal address of 150 Dan Road, Canton, Massachusetts 02021 ("Tenant").
                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a Lease Agreement dated May21, 1999 (the "Lease") for certain premises consisting of approximately 36,798 square feet of space located in a building (the "Building") commonly known and numbered as 85 John Road, Canton, Massachusetts as more fully described in the Lease (the "Premises"); and

     WHEREAS, Landlord and Tenant desire to amend the terms and conditions of the Lease in order to, among other things, add an additional 28,772 square feet of space (the "Expansion Premises") to the Premises and to allow for a tenant improvement allowance of $58,000 with respect to Tenant's build-out of the Expansion Premises.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS. Except as set forth herein, the Lease shall remain unchanged and
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   in full force and effect. All initial capitalized terms used herein shall have the meanings ascribed to them in the Lease unless otherwise defined or modified herein. All references to the "Lease" shall be deemed to be references to the Lease as amended by this First Amendment.

2. PREMISES. All references to the "Premises" shall hereafter be deemed to
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   include the Expansion Premises unless otherwise specifically set forth herein this First Amendment. Tenant shall have as appurtenant to the Premises the right to use 250 parking spaces in the parking lot adjoining the Building, in the areas referred to as "Organogenesis Parking" as shown on Exhibit A of the
                                                                ---------
   Lease and the area adjacent thereto, to the extent required to obtain 250 parking spaces in total.

3. COMMENCEMENT DATE. The Commencement Date for the Expansion Premises shall be
   ------------ ----
   the date of execution of this First Amendment

4. RENT COMMENCEMENT DATE. The Rent Commencement Date for the Expansion Premises
   ---- ------------ ----
   shall be September 1, 1999.

5. ANNUAL FIXED RENT. Annual Fixed Rent for the Expansion Premises during the
   ------ ----- ----
   Initial Term of the Lease shall be equal to $194,211.00. Monthly Rent for the Expansion Premises during the Initial Term of the Lease shall be equal to $16,184.25. The Annual Fixed Rent for the Expansion Premises for the Option Periods shall be equal to 95% of the Market Rent determined in accordance with Section 4.1.1 of the Lease.
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6. TENANT'S PROPORTIONATE SIIARE. From and after the Rent Commencement Date, all
   -------- ------------- ------
   references to "Tenant's Proportionate Share" shall mean a percentage equal to 70.0%.

7. LOCATION OF EXPANSION PREMISES. Exhibit A-2 sets forth the location of the
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   Expansion Premises.

8. TENANT'S WORK. Exhibit B-1 sets forth the description of the Tenant's Work as
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   applicable to the Expansion Premises. References to "Tenant's Work" shall include work by Tenant with respect to the Expansion Premises and shall be governed by Article III of the Lease.

9. TENANT IMPROVEMENT ALLOWANCE. On the Rent Commencement Date, Landlord shall
   ------ ----------- ---------
   pay to Tenant an amount equal to $58,000.00 as a "Tenant Improvement Allowance" with respect to the Expansion Premises.


     WITNESS the execution hereof as of the day and year first above written.


                                    LANDLORD:

                                    NORTH QUEEN STREET LP

                                    By:  North Queen Street, LLC, its
                                         general partner

                                    By:  /S/ WILLIAM CONROY
                                         ------------------
                                         William Conroy, its Managing
                                         Member
                                         Dated: 6/18/99

                                    TENANT:

                                    ORGANOGENESIS INC.

                                     By:    /s/ DONNA ABELLI LOPOLITO
                                            -------------------------
                                     Name:  Donna Abelli Lopolito
                                            ---------------------
                                     Its:   CFO
                                            ---
                                     Dated: 6/10/99

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                                  EXHIBIT A-2
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                               EXPANSION PREMISES

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                                  EXHIBIT B-1
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                       TENANT'S WORK - EXPANSION PREMISES


To be submitted and approved in accordance with the side letter attached to the Lease dated May 21, 1999.

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